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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  January 31, 1997



                            JONES INTERCABLE, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)



      Colorado                       1-9953                 84-0613514
      --------                       ------                 ----------
(State of Organization)       (Commission File No.)       (IRS Employer
                                                       Identification No.)


P.O. Box 3309, Englewood, Colorado 80155-3309             (303) 792-3111
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(Address of principal executive office and Zip Code)      (Registrant's
                                                           telephone no.
                                                        including area code)
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Item 2.     Acquisition of Assets
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      On January 31, 1997, Jones Communications of Maryland, Inc., a wholly-
owned subsidiary of Jones Cable Holdings, Inc., a wholly owned subsidiary of Jones Intercable, Inc. (all collectively referred to as the "Company"), acquired the cable television system serving the communities of Berwyn Heights, Bladensburg, Bowie, Brentwood, Cheverly, College Park, Colmar Manor, Cottage City, Edmonston, Glenarden, Greenbelt, Hyattsville, Landover Hills, Laurel, Mt. Ranier, New Carrollton, North Brentwood, Riverdale, Takoma Park, University Park and portions of Prince George's County, all in the State of Maryland (the "North Prince George's County System"). The purchase price for the North Prince George's County System was approximately $231,400,000, subject to working capital adjustments. The purchase was funded by borrowings under the Company's revolving credit facility. The North Prince George's County System passes approximately 150,000 homes and serves approximately 85,700 equivalent basic subscribers. The Company will pay Jones Financial Group, Ltd., an affiliate of the Company, a fee of approximately $2,100,000 for acting as the Company's financial advisor in connection with this transaction. The fee to be paid to Jones Financial Group, Ltd. is based upon 90% of the estimated commercial rate charged by unaffiliated financial advisors. The North Prince George's County System is contiguous to the Company's South Prince George's County System. The acquisition of the North Prince George's County System will allow the Company to serve approximately 160,000 subscribers in Prince George's County and bring the Company's total subscriber count in the Washington, D.C. area to approximately 400,000 subscribers.

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Item 7.     Financial Statements and Exhibits
            ---------------------------------

      a.    Financial statements of businesses acquired.  Audited financial
            -------------------------------------------
statements of the North Prince George's County System are not presently available and will be filed by amendment to this Form 8-K as soon as practicable and no later than April 15, 1997.

      b.    Pro forma financial information.  Pro forma financial statements of
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Jones Intercable, Inc. reflecting the acquisition of the North Prince George's
County System are not presently available and will be filed by amendment to this Form 8-K as soon as practicable and no later than April15, 1997.

      c.    Exhibits.
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            2.1.   Asset Purchase Agreement dated July 30, 1996 between
Maryland Cable Partners, L.P. and Jones Communications of Maryland, Inc.

            2.2 First Amendment to Purchase Agreement dated January 30, 1997 between Maryland Cable Partners L.P. and Jones Communications of Maryland, Inc.

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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             JONES INTERCABLE, INC.,
                                             a Colorado corporation


Dated:  February 7, 1997                     By: /s/ Elizabeth M. Steele
                                                ------------------------
                                                 Elizabeth M. Steele
                                                 Vice President and Secretary

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